UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 4, 2018

Mammoth Energy Services, Inc.

(Exact name of registrant as specified in its charter)

001-37917
(Commission File No.)

Delaware	32-0498321
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

14201 Caliber Drive, Suite 300 Oklahoma City, Oklahoma	73134
(Address of principal executive offices)	(Zip Code)
(405) 608-6007
(Registrant’s telephone number, including area code)
______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§232.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(s) of the Exchange Act.  ☒

Item 7.01. Regulation FD Disclosure.
Mammoth Energy Services, Inc. (the “Company”) has posted an updated investor presentation to the Company’s website. The updated presentation can be found at www.mammothenergy.com under the “Events & Presentations” section on the “Investors” page. Senior management intends to use this updated presentation during meetings with analysts and investors. Information on the Company’s website does not constitute a part of this Current Report on Form 8-K.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAMMOTH ENERGY SERVICES, INC.
Date:	September 4, 2018	By:	/s/ Mark Layton
Mark Layton
Chief Financial Officer and Secretary